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CUSIP No. 88633M200                                                Page 20 of 21
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  EXHIBIT 1
  to SCHEDULE 13D


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  February 17, 2005

                           GENERAL ATLANTIC LLC


                           By:  /s/ Matthew Nimetz
                                ---------------------------------------
                                Name:   Matthew Nimetz
                                Title:  Managing Director



                           GENERAL ATLANTIC PARTNERS 46, L.P.

                           By:  General Atlantic LLC,
                                Its general partner


                                By:  /s/ Matthew Nimetz
                                     ---------------------------------------
                                     Name:   Matthew Nimetz
                                     Title:  Managing Director



                           GENERAL ATLANTIC PARTNERS 54, L.P.

                           By:  General Atlantic LLC,
                                Its general partner

                                By:  /s/ Matthew Nimetz
                                     ---------------------------------------
                                     Name:   Matthew Nimetz
                                     Title:  Managing Director

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CUSIP No. 88633M200                                                Page 21 of 21
------------------------------                     -----------------------------


                           GENERAL ATLANTIC PARTNERS 74, L.P.

                           By:  General Atlantic LLC,
                                Its general partner

                                By:  /s/ Matthew Nimetz
                                     ---------------------------------------
                                     Name:   Matthew Nimetz
                                     Title:  Managing Director


                           GAPSTAR, LLC

                           By:  General Atlantic LLC,
                                Its sole member

                                By:  /s/ Matthew Nimetz
                                     ---------------------------------------
                                     Name:   Matthew Nimetz
                                     Title:  Managing Director



                           GAP COINVESTMENT PARTNERS II, L.P.


                           By:  /s/ Matthew Nimetz
                                ---------------------------------------
                                Name:   Matthew Nimetz
                                Title:  A General Partner



                           GAP COINVESTMENT PARTNERS, L.P.


                           By:  /s/ Matthew Nimetz
                                ---------------------------------------
                                Name:   Matthew Nimetz
                                Title:  Managing Director